UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 7, 2005

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 7, 2005, Enesco Group, Inc. entered into an eighth amendment to its existing U.S. credit facility, which is effective as of July 7, 2005. The amendment added the accounts receivable and inventory of N.C. Cameron & Sons Limited, Enesco's Canadian subsidiary, to the borrowing base under the credit facility. The amendment also increased the borrowing base on inventory to 50% from 33.2% until July 31, 2005, at which date it will revert to 33%, and the amendment imposed certain dollar limitations on the borrowing amounts for the accounts receivable and inventory. As Enesco does not expect that the dollar limitations on the borrowing amounts will constrain its borrowing, the amendment has the effect of increasing Enesco's borrowing capacity and the funds available to it. The amendment also added Gregg Manufacturing, Inc. and the Canadian subsidiary as guarantors under the credit facility.

The fee of $1,750,000 payable on the termination of the commitment under the credit facility was eliminated. In addition, the obligation to pay a fee of $700,000 on June 30, 2005 was amended so that $350,000 was payable on June 30, 2005, and the balance is payable on the earlier of July 29, 2005 and the date that liens are granted on the assets of Enesco's United Kingdom subsidiaries.

The amendment to the credit facility is attached hereto as Exhibit 99.1 and the press release announcing the amendment is attached as Exhibit 99.2. Each is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 5, 2005, Paula E. Manley, the Chief Financial Officer of Enesco resigned from the Company, effective as of July 15, 2005, for health-related reasons. On July 7, 2005, Enesco appointed David L. Harbert as the Company’s interim Chief Financial Officer, effective as of July 18, 2005.

The press release announcing our CFO's resignation and our appointment of an interim CFO is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Eighth Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of July 7, 2005, by and among Enesco Group, Inc., Fleet National Bank and LaSalle Bank, N.A.

99.2 Enesco Press Release, dated July 7, 2005, announcing the eighth amendment to the credit facility, the resignation of Paula E. Manley as its Chief Financial Officer effective as of July 15, 2005, and the appointment of David L. Harbert as interim Chief Financial Officer, effective as of July 18, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

July 7, 2005	By:	/s/ Koreen A. Ryan

Name: Koreen A. Ryan
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Eighth Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of July 7, 2005, by and among Enesco Group, Inc., Fleet National Bank and LaSalle Bank, N.A.
99.2	Enesco Press Release dated July 7, 2005, announcing the eighth amendment to the credit facility, the resignation of Paula E. Manley as its Chief Financial Officer effective as of July 15, 2005, and the appointment of David L. Harbert as interim Chief Financial Officer, effective as of July 18, 2005.